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                                                                   EXHIBIT 23.1b

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into Zydeco Energy, Inc.'s previously filed Registration Statements File Nos. 333-27447 and 333-27463.

                                        ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2000

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